UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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RedEnvelope, Inc.
(Name of Registrant as Specified In Its Charter)
Scott Galloway R. Ian Chaplin Martin McClanan Michael Meyer
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SAVE RedEnvelope

Presentation to Shareholders

August 2, 2004

Opportunity:  RedEnvelope has key assets for success

•      Established and growing customer base

•                  1.8 million customer database

•                  (470,000 added in FY04)

•                  33% 12 month repeat purchase rate

•                  2 million unique visitors in December, 2003

•      High quality web presence

•                  “In terms of usability, this web design receives full marks. RedEnvelope’s branding is understated, but reinforced at every opportunity…. It is both elegant and effective… worth benchmarking.”  - brandchannel.com

•      Positive analyst outlook

•                  “I believe RedEnvelope warrants a multiple of 1.75 times to 2 times sales.… if RedEnvelope can become the leader in upscale retailing online, the underlying economics could justify multiples nearer those of a Tiffany or Amazon.com (3.3 times to 4.5 times sales).”   - Tom Gardner, Motley Fool Hidden Gems, 12/03

Source: Company 10k, Nielsen//NetRatings, Wall Street Journal, The Motley Fool
Note: Except where noted, permission to quote or use the statements in this presentation has not been sought or obtained from any party and the use of such statements does not imply endorsement.

SAVE RedEnvelope

Opportunity:  Industry fundamentals have been strong

•      The S&P Retail Index (^RLX) has grown at 11% (CAGR) since the REDE IPO

S&P Retail Index

[CHART]

Source: Yahoo Finance

Opportunity:  Shoppers flocked to online retail during Holiday, 2003

Unique Visitors

Holiday 2003

[CHART]

“It was a fantastic season”
- Abha Bhagat,
Nielsen/NetRatings

Source: New York Times, Nielsen//NetRatings

Opportunity Unrealized:  But RedEnvelope has not had similar success

Share Growth Since IPO

[CHART]

Source: Company SEC Filings, Yahoo Finance

Opportunity Unrealized:  REDE has lost 47% of its value since the IPO

REDE Since 9/25/03 IPO

[CHART]

Of the 81 IPOs in 2003, RedEnvelope is 71st in performance since IPO

Source: Yahoo Finance; IPO ranking as of July 9, 2004, based on calculations by Concerned Shareholders, data from IPO Monitor

Save RedEnvelope

Realizing the Opportunity

The elements of successful specialty retail

•                  Board Leadership and Governance

•                  Industry experience

•                  Public company governance experience

•                  Management

•                  Ability to articulate cogent vision

•                  Hiring and retaining key employees

•                  Operational execution

•                  Brand Vision

•                  Marketing and Merchandising

•                  Brand Leadership

Outside directors have little retail or public governance experience

Director	Operational Retail Experience	Public Company Board Experience
Michael Moritz		☒

Michael Dunn

Karen Edwards

Scott Galloway

Charles Heilbronn

Daniel Lyle

Source: Company SEC Filing

Management has experienced turnover and is incomplete in essential areas

•                  Turnover

•                  Company paid $600,000 in severance costs in FY04

•                  Recent senior executive departures

•                  Brand Strategist, Hillary Billings (left 3/29)

•                  VP Marketing, Pamela Knox (hired 5/03, left 1/04)

•                  Lack of critical leadership in-house

•                  These positions, the two senior marketing positions, remain unfilled since January

•                  Toth Brand Imaging has been retained as external provider

•                  Fulfillment function brought in-house, followed by fulfillment breakdown

•                  “We terminated our relationship with our third-party fulfillment services provider and assumed control of our fulfillment services in August 2003. In fiscal year 2004, we experienced some operational execution issues…. Specifically, we experienced delays and errors in the fulfillment process at our fulfillment center, which prevented us from fulfilling demand for our products. In addition, the anticipated efficiencies from managing the fulfillment center ourselves did not materialize.”

Company 10k

•                  “RedEnvelope has already made staffing changes throughout the company in response to the holiday problems.”

New York Times, 1/19/04

Source: Company SEC Filings, Company Press Releases, New York Times

Management has delivered a series of disappointing results

•                  Fiscal 2004 Revenues grew only 13% over ‘03

•                  Q3 2003: Fulfillment failures during peak holiday season

•                  Stock dropped from $15.50 to $11.09 (-28.5%) on first trading day after announcement (1/9/04)

•                  Missed EPS Estimate

•                  Q3 EPS: $0.13

•                  Analyst Estimate for Q3 EPS as of 11/4/03: $0.46

•                  Downgraded

•                  1/9/04 WRHambrecht & Co. downgraded stock to Hold

•                  1/12/04 Pacific Crest downgraded stock to Neutral

Source: Yahoo Finance

Management has not articulated a strategy for growth

•                  “For fiscal year 2005, our efforts will be focused largely around the following three strategic initiatives: improving the operational execution throughout our supply chain including our fulfillment center; expanding our marketing campaigns, and continued development and expansion of our unique and proprietary product assortment.”

•                  2004 Annual Report

•                  Management’s strategy is operationally oriented and unlikely to generate significant profit–amounts to “playing not to lose”

•                  Fix mistakes (of their own creation)

•                  Spend money on advertising

Source: Company SEC Filings

Interactions with the street are followed by shareholder losses

•                  Earnings conference calls (which have reported EPS in excess of estimates) has been followed by share price declines

Company Conference Call Date	Conference Call Topic	Price Change on First Full Trading Day Following Conference Call Date	S&P 500
10/28/03	Q2 Results	-$0.48 (3.4)%	+.1%
01/27/04	Q3 Results	-$0.55 (5)%	-1.4%
05/11/04	Q4/04 Results	-$0.96 (9.9)%	+.2%
	Total	-$1.99

•                  “[REDE CEO Alison May] could not articulate a strategic vision for the company. I don’t know if she was having a bad day, but she couldn’t outline any kind of strategy. Everything was very haphazard,” the institutional investor told FindProfit.

FindProfit.com, 7/2/04

Source: Yahoo Finance; FindProfit.com, an independent investment newsletter (reprinted by permission of publisher)

Our slate of Directors has substantial relevant experience

Director	Employment Experience	Other Pubic Company Governance
Scott Galloway	• Founder, RedEnvelope	• None
• Founder and CEO, Prophet Brand Strategy (1992-2000)
Darius W. Gaskins, Jr.	• Founding Partner, Norbridge, Inc.	• Sapient Corporation

•   Visiting Professor, Center for Business and Government, John F. Kennedy School of Government (1989-1991)

•  President and CEO, Burlinton Northern Railroad (1985-1989)

•   Chairman, Interstate Commerce Commission (1980-1981)

•   Ph.D. University of Michigan, Economics

• Formerly: Anacomp, Burlington Northern, Eagle-Picher Industries, Leaseway Transportation, MidSouth Corporation, Northwestern Steel and Wire Company, R.H. Donnelley, ROHN Industries, UNR Industries
Caryn Lerner	• President and Chief Marketing Officer, Escada (1996-2003)	• None
Martin McClanan	• Executive Officer, Flax Art and Design	• None
• CEO, RedEnvelope (2000-2002)
Michael L. Meyer	• CEO, Michael L. Meyer Company	• William Lyon Homes
	• Managing Partner, Ernst & Young Real Estate Group (1974-1998)	• City National Corporation • Paladin Realty (in registration)
Robert Perkowitz	• Cornerstone Brands, various executive Positions, including President and COO, & CEO of Smith & Noble (1996-2001)	• None
Amy Schoening	• Chief Marketing Officer, Gap	• None
Greg Shove	• Group Vice President (Commerce), AOL	• None

New leadership at the management level

•                  If elected, the Nominees will appoint Martin McClanan interim CEO

•                  10 years of branded consumer and direct to consumer experience

•                  CEO of RedEnvelope from 2/00 to 4/02

•                  No significant customer service lapses

•                  700% growth in two years

•                  Demonstrated ability to establish business partnerships

•                  (Hallmark, Experion, 3PF)

•                  Currently Executive Officer at Flax Art & Design - multi-channel retailer

•                  Founder & President, Preview Catalog

•                  Practice Director, Digital Commerce, Prophet Brand Strategy

•                  Clients included: Travelocity, Williams-Sonoma, Levi Strauss, Adidas

•                  Managed Nestle Brands direct marketing program

•                  MBA, Darden School of Business, University of Virginia

•                  And will immediately commence a search for a world-class specialty retail permanent CEO

Our strategy to generate shareholder returns

•                  Intelligent Growth

•                  Reinvigorate the brand with innovative gift product and marketing imagery with modern style and urban sensibilities

•                  Multi-channel growth

•                  Test retail stores

•                  Expand cost effective customer acquisition and retention on-line and through catalogs

•                  Continue to test other direct response mediums

•                  Evaluate licensing as an avenue for growth

•                  Accretive acquisitions of other specialty retail enterprises

•                  Eliminate brand advertising that does not deliver measurable cost effective customer acquisition

•                  Operational Excellence

•                  Ensure fulfillment and customer service deliver the brand promise

•                  Aggressive testing of new product concepts to minimize seasonal out-of-stocks

•                  Eliminate excess technology

•                  Hire the best people who have done “it” before

•                  Align management compensation with profitability and operational execution

The bottom line is that this company must grow

REDE

Source: Company SEC filings,
2003 annual data

Growth in specialty retail relies on brand strength, built on great marketing and merchandising

[GRAPHIC]

Summary

•                  The unrealized opportunity of RedEnvelope

•                  Growth market category

•                  Poor Leadership + Ineffective Oversight = value erosion

•                  Our plan to realize the opportunity

•                  Experienced and expert leadership and oversight

•                  Smart plan for cost-effective growth